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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


         Date of Report (date of earliest event reported): May 17, 2004

                                  FemOne, Inc.
             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)

        000-49661                                        88-0490890
      ------------                                     --------------
(Commission File Number)                       (IRS Employer Identification No.)

                         5600 Avenida Encinas, Suite 130
                             Carlsbad, CA 92008, USA
                            Telephone: (760) 448-2498

              (Address and telephone number of principal executive
                         offices and place of business)

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ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On May 17, 2004, the Company announced its earnings results for the quarter ended March 31, 2004, as reported in its Form 10QSB filed with the Commission on May 17, 2004.

A copy of the press release issued May 17, 2004, is attached to this Form 8-K as
Exhibit 99.1.



                                   SIGNATURES:

Pursuant to the requirement of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




FemOne, Inc.


By: /S/ Ray W. Grimm, Jr.
   --------------------------------------------------
Ray W. Grimm, Jr., Chief Executive Officer
Dated: May 24, 2004